BioSpecifics

TECHNOLOGIES CORP.

January 2011

(NASDAQ:BSTC)

Forward Looking Statements

This presentation contains forward-looking statements within the meaning of The Private Securities Litigation Reform Act of 1995. Any statements, other than statements of historical fact, including statements regarding BioSpecifics' strategy, future operations, future financial position, future revenues, projected costs, prospects, plans and objectives of management, its expected revenue growth, and any other statements containing the words "believes," "expects," "anticipates," "plans," "estimates" and similar expressions, are forward-looking statements. There are a number of important factors that could cause its actual results to differ materially from those indicated by such forward-looking statements, including the statements made by BioSpecifics and by its partner Auxilium regarding progress toward achievement of Auxilium's objectives for the U.S. launch of XIAFLEX® for Dupuytren's contracture; the ability of Pfizer to achieve its objectives for XIAPEX® in Europe; the success of the Phase 3 trials for XIAFLEX for the treatment of Peyronie's disease, which will determine the amount of milestone, royalty and sublicense income payments BioSpecifics may receive; the market potential for injectable collagenase for the treatment of canine lipomas; the success of the Chien-803 trial for injectable collagenase for the treatment of canine lipomas; the Company's ability to initiate and complete clinical trials in additional indications; and other risk factors identified in the Company's Form 10-K for the year ended December 31, 2009 and its reports on Form 8-k filed with the SEC. All forward-looking statements included in this presentation are made as of the date hereof, and the Company assumes no obligation to update these forward-looking statements.

Company Overview

- Leading company developing injectable collagenase
  - Marketed in the US as XIAFLEX® for Dupuytren's contracture in adults with palpable cord in the palm
  - Positive clinical results in a broad variety of indications
- Strategic marketing alliances to maximize value of XIAFLEX
- Licensed to Auxilium for three indications (Dupuytren's contracture, Peyronie's disease and frozen shoulder), with potential future opt-in for other indications
  - Auxilium sub-licensed to Pfizer for Europe.
  - Positive opinion from CHMP received for Dupuytren's indication.
- Significant future royalties, milestones, and additional payments expected
- BioSpecifics expects further trials for several additional indications
  - Phase 3 pivotal clinical trials for Peyronie's
    - Study enrollment anticipated complete 1Q11.
    - Top line results expected for 1H12.
  - BioSpecifics has initiated a double blind controlled trial in canine lipoma.
- Strong patent/intellectual property portfolio-2028

Registered Trademark: Auxilium Pharmaceuticals

XIAFLEX: Highly Purified Form of Injectable Collagenase

- Collagen is most abundant protein in humans
- Excess collagen including scar tissue causes many medical conditions
- Collagenase is specific for collagen
- Minimally invasive approach for removal of collagen
- XIAFLEX therapy has numerous potential clinical applications
- BioSpecifics has conducted trials in 12 clinical indications

BioSpecifics - Auxilium XIAFLEX Development and License Agreement

- Payments due to BioSpecifics from Auxilium
  - >$17M received to date
  - Low double digit royalties as % of worldwide net sales by Auxilium or Pfizer, independent of clinical indication, territory and sales volume
  - Additional mark-up on COGS
  - 8.5% of sub-license income from Pfizer
  - Modest milestones for additional indications, regulatory submissions and approvals in US or major countries in Europe

Auxilium – Pfizer Partnership for XIAPEX in Europe

- Pfizer responsible for marketing XIAPEX for Dupuytren's contracture and Peyronie's disease in 27 member countries of EU and 19 other European and Eurasian countries
- $6.4M upfront payment received by BioSpecifics
- $1.3M received in March 2010 from Auxilium for MAA acceptance of XIAPEX for Dupuytren's contracture in Europe
- BioSpecifics to receive:
  - Potential sub-license income of $33.6M based on 8.5% of remaining $395M in future potential milestone payments to Auxilium from Pfizer
    - All in addition to milestones due under BioSpecifics - Auxilium agreement

Overview of XIAFLEX for Dupuytren's Contracture

- Dupuytren's contracture: formation of collagen cord in palm that contracts and limits range of motion of fingers; significantly affects quality of life and daily activities
- XIAFLEX approved for treatment of adult Dupuytren's contracture patients with palpable cord; no restrictions re joints nor limitations on contracture severity
- Product efficacy and safety consistent with clinical data
- First and only FDA-approved nonsurgical treatment
- Launched in March 2010



Deep Flexor Tendon
Palmar fascia
Dupuytren's nodule
Superficial flexor tendon

Source: Auxilium Pharmaceuticals

Market Potential in US

- Surgeons highly receptive to use of XIAFLEX as alternative to surgery
- Price: $3,250 per vial in US
- Average patient expected to need 1.7 vials per patient



Surgically Treated Annually
~70,000
Newly Diagnosed Annually
~300,000
Diagnosed Patients
1-3M
Prevalence: 3-6% of Adult Caucasian Population
6M - 11M

Source: Auxilium Pharmaceuticals

BioSpecifics

Dupuytren's Contracture
Auxilium Phase 3 Results

- Primary endpoint: statistically significant reduction in contracture to within 0-5 degrees of normal; all secondary endpoints met with statistical significance
- Cord I trial (306 patients): 64% of XIAFLEX arm met primary endpoint vs. 6.8% for placebo ($p<0.001$); published in *NEJM* (September 2009)
- Cord II trial (66 patients): 44% of XIAFLEX arm met primary endpoint vs. 4.8% for placebo ($p<0.001$) *JHS* (December 2010)
- Serious local adverse events: flexor tendon rupture (3), pulley rupture, ligament injury, complex regional pain syndrome and sensory abnormality of the hand

Source: Auxilium Pharmaceuticals

Dupuytren's Contracture Recurrence Rates Post-Treatment

Treatment Option	Year 1	Year 2
BioSpecifics data:	6.7%	18%
Auxilium data:	7.4%	19.3%
Surgery:	-	34%
Needle fasciotomy:	-	85%*

- In June 2010, Auxilium announced data showing nominal recurrence rate of 19.3% for joints treated with XIAFLEX at two years, further supporting long-term benefit of XIAFLEX
- Auxilium data consistent with BioSpecifics data

Source: Auxilium Pharmaceuticals

* Data from mean of 2.3 years

BioSpecifics TECHNOLOGIES CORP

Auxilium Commercialization Effort

- ~ 100 field based personnel hired; sales reps, sales managers and reimbursement specialists
- Targeting ~7,000 physicians; hand, plastic, orthopedic and general surgeons and rheumatologists
- Key opinion leader and regional opinion leader support
- Training options and resources in place
  - 20 minute physician training video and website, toll-free number for training and information, supporting co-pay foundation, reimbursement helpline and patient assistance program
- Risk Evaluation and Mitigation Strategy (REMS) program in place
- XIAFLEX C-code for institutional use effective as of July 1, 2010
- J-Code effective Jan. 1, 2011
- Specific CPT code for XIAFLEX expected to be issued in 2012
- Initiating a number of direct to patient programs to raise awareness

Source: Auxilium Pharmaceuticals

Pipeline


Indications
Phase 1
Phase 2
Phase 3
Marketing & Sales
Dupuytren's Contracture
Peyronie's Disease
Frozen Shoulder
Canine Lipoma
Lipoma
Cellulite

BioSpecifics

Overview of XIAFLEX for Treatment of Peyronie's Disease

- Excess of inelastic collagen causes penis curvature/deviation; distorts erection and results in pain, penile shortening, indentations and/or erectile dysfunction
  - Surgery only current proven treatment option but has multiple disadvantages
- Phase 3 initiated October 2010
- Enrollment completion anticipated for 1Q11
- Top line results expected by 1H12



Erect penis with Peyronie's


Glans
Inelastic collagen plaque causes curvature
Spongy erectile tissue

BioSpecifics

Market Potential of XIAFLEX for Peyronie's Disease in US and Europe

- Prevalence rate increases with age; average age of disease onset is 53 years
- Potential for market expansion based on larger number of vials used per patient
- Common association with other diseases such as Dupuytren's contracture, frozen shoulder, plantar fibromatosis and knuckle pads



>210,000 Potential Annual Candidates for XIAFLEX
Medical or Intralesional Therapy/Surgery Recommended 315,000
Patients Seeking Treatment 475,000
Prevalence: 5% of Adult Male Population

Source: Auxilium Pharmaceuticals

BioSpecifics

Peyronie's Disease
Phase 3 Design

- Randomized, double-blind, placebo-controlled
- 2:1 XIAFLEX to placebo
- 600 patients (300/trial) at 70 sites in US and Australia
- Open label study with 250 patients at 30 US, EU, and NZ sites
- PK study with 16 patients
- Four treatment cycles (2 vials/cycle x 4 cycles = 8 vials)
- 52 week follow up for patients in double blind study
- 36 week follow up for patients in open study
- Auxilium anticipates enrollment to be complete in phase 3 studies by Q1 2011

Source: Auxilium Pharmaceuticals

XIAFLEX Treatment for Frozen Shoulder

- Inflammation and thickening of shoulder capsule
- No FDA-approved pharmaceutical treatment
- 20-50M people worldwide affected
- 700,000 patients visit doctors annually in US
- Phase 2 trial demonstrated statistical significance (p=0.02) in active elevation from baseline at highest dose



BioSpecifics Frozen Shoulder Phase 2 Dose-Response Study Results



Active Elevation Change from
Baseline at 30-day Visit
Mean Degree
40
30
20
10
0
n=15
n=16
p=0.19
n=15
p=0.25
n=14
p=0.02
0 kU
2.5 kU
5.0 kU
10 kU*
Dose

Source: American Academy of Orthopaedic Surgeons in March 2006
** 10 kU = Dose approved for Dupuytren's Contracture*

BioSpecifics

Lipoma

- Encapsulated fat deposits occurring as bulges under the skin
- Human patients
  - Primary diagnosis in 575,000 US patients annually; no improvement without surgical intervention
  - Phase 1 trial showed 90% success rate in decreasing lipoma size by 50-90% after single treatment
- Canine patients
  - 1.7M dogs affected in US
  - Most frequent treatment option is surgery but requires general anesthesia
- BioSpecifics has initiated canine lipoma trial

Study Chien 802 Canine Lipoma

- Open label trial with single injection into benign subcutaneous lipomas. No repeat treatments.
- 3 dogs evaluable by CT Scan at 90 days post treatment.
- Treated lipomas were 0%, 0%, and 7% of size at baseline.
- Un-treated control lipomas increased in size by 29%, 13%, 28% from baseline.
- Single injection resulted in average decrease of 97% size of lipoma and untreated had increase of 23% in lipoma size

Canine Lipoma Chien-803

- Double Blind Placebo Controlled Trial Initiated
- 25 Dogs With ≥ 2 Lipomas. One treated with collagenase and other with placebo
- Follow Up at Days 1, 14, 30, 90
- Efficacy evaluated at 90 days post treatment based on primary endpoint of 50% decrease in size of lipoma by CT scan

BioSpecifics

Canine Lipoma Market Information

- BioSpecifics results from market survey of veterinarians 25 surgeries per veterinarian annually or lipoma excision on average.
- Requires general anesthesia.
- Veterinarians estimate that they would use the product on 22 dogs per year.
- 47,000 x 22 = 1M potential yearly treatment with injectable collagenase for lipoma treatment

Cellulite

- Results from collagen fibrous septae held in an irregular pattern; causes skin dimpling
- Affects 85-98% of women
- Positive Phase 1 results



Before Collagenase
One month
after Collagenase
Six months
after Collagenase

Source: A. Dagum and M. Badalamente, *Plastic and Reconstructive Surgery* (September 15, 2006).

BioSpecifics
TECHNOLOGIES CORP

Injectable Collagenase Tested in 12 Indications and over 2500 Patients

- Dupuytren's contracture
- Peyronie's disease
- Frozen shoulder
- Human Lipoma
- Cellulite
- Keloids
- Hypertrophic scars
- Scarred tendons
- Glaucoma
- Herniated intervertebral discs
- Adjunct to vitrectomy
- Canine Lipoma

BioSpecifics

Intellectual Property

- XIAFLEX for Dupuytren's contracture and Peyronie's disease has Orphan Drug designation status in US granting 7 year exclusivity after approval
  - Under healthcare reform legislation for biologics, XIAFLEX should be entitled to 12 years of US market exclusivity, or until 2022
- Auxilium expects 10 year marketing exclusivity post-approval in Europe as first in class through 2021
- Manufacturing patent issued October 2010
- Royalties through 2028 based on pending and issued patents
- BioSpecifics owns or controls patents and patent applications for injectable collagenase to treat:
  - Dupuytren's contracture
  - Peyronie's disease
  - Frozen shoulder
  - Removal of adipose tissue
  - Others

BioSpecifics TECHNOLOGIES CORP

Financial Highlights ($)

Cash and equivalents, short term investments as of 9/30/10	8,660,598

Third Quarter 2010 Income Statement

Revenues	1,004,097
Other income	17,487
Costs and expenses	(1,505,881)
Net profit (loss)	(484,297)
Net profit (loss) per share	(0.08)

Shares used in computation of basic and diluted net loss: 6,275,758

BioSpecifics Technologies Corp

Anticipated 2011 Milestones

- BioSpecifics to announce top line results for double blind trial in canine lipoma by 2H11
- EMEA has given positive opinion; Pfizer awaiting approval for Dupuytren's contracture in Europe
- Double-blind study enrollment anticipated in Phase 3 trials for Peyronie's complete 1Q11.
- Top line results expected for 1H12.

Source: Auxilium Pharmaceuticals

Company Overview

- Leading company developing injectable collagenase
  - Marketed in the US as XIAFLEX® for Dupuytren's contracture in adults with palpable cord in the palm
  - Positive clinical results in a broad variety of indications
- Strategic marketing alliances to maximize value of XIAFLEX
- Licensed to Auxilium for three indications (Dupuytren's contracture, Peyronie's disease and frozen shoulder), with potential future opt-in for other indications
  - Auxilium sub-licensed to Pfizer for Europe.
  - Positive opinion from CHMP received for Dupuytren's indication.
- Significant future royalties, milestones, and additional payments expected
- BioSpecifics expects further trials for several additional indications
  - Phase 3 pivotal clinical trials for Peyronie's
    - Study enrollment anticipated complete 1Q11.
    - Top line results expected for 1H12.
  - BioSpecifics has initiated a double blind controlled trial in canine lipoma.
- Strong patent/intellectual property portfolio-2028

Registered Trademark: Auxilium Pharmaceuticals

BioSpecifics

TECHNOLOGIES CORP.

(NASDAQ:BSTC)